UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2004

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 – MATERIAL DEFINITIVE AGREEMENTS

On October 26, 2004, Stock Awards were made to each outside director in the form of restricted stock, which will vest and become non-forfeitable three years after October 26, 2004, provided that the director remains as a director of the Company at the end of the three-year vesting period (unless his or her status as a director has ended due to death or disability).  Prior to the vesting date, dividend and voting rights will attach to the restricted stock, but the director will have no ability to transfer or otherwise dispose of the shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/S/Christian Storch
Christian Storch Chief Financial Officer

Date: November 1, 2004

Signing on behalf of the registrant and as principal financial officer